EXHIBIT 10.13

                                  EXHIBIT 10.13


                             SUBSCRIPTION AGREEMENT


      THIS SUBSCRIPTION AGREEMENT, effective as of the 31st day of January, 1998, by and between Mr. John B. Gallagher ("Gallagher"), Mr. Harry D. Shields ("SHIELDS"), Stuart S. Southard and Robert H. True as Trustees (the "SHIELDS' TRUSTEES") of the Henry Daniel Shields 1997 Irrevocable Educational Trust created for the benefit of the children of Henry Daniel Shields (the "SHIELDS' TRUST"), Thomas H. Minkoff ("MINKOFF") as Trustee of that certain trust created pursuant to the 1998 Irrevocable Trust Agreement created for the benefit of the children of John B. Gallagher (the "GALLAGHER TRUST"), and European Micro Holdings, Inc., a Nevada corporation ("HOLDINGS").

                                   WITNESSETH:

      WHEREAS, Gallagher, the Gallagher Trust, Shields and the Shields Trust own and control in the aggregate 1,000,000 ordinary shares of European Micro Plc, a public limited company organized under the laws of the United Kingdom ("EUROPEAN MICRO PLC"), representing one hundred percent (100%) of the issued and outstanding ordinary shares of European Micro Plc; and

      WHEREAS, Gallagher, the Gallagher Trust, Shields and the Shields Trust desire to exchange all of their ordinary shares of European Micro Plc (the "ORDINARY SHARES") on a tax-free basis under Section 351 of the Internal Revenue Code of 1986, as amended, for 4,000,000 shares of common stock (the "COMMON SHARES") of Holdings to be divided between such parties in the manner provided herein.

      NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and intending to be legally bound thereby, each of Gallagher, the Gallagher Trust, Shields, the Shields Trust and Holdings hereby agree as follows:

       1. Gallagher hereby transfers to Holdings his 475,000 Ordinary Shares. In exchange for such Ordinary Shares, Holdings shall, upon the execution hereof, issue in the name of Gallagher 1,900,000 Common Shares and shall issue and deliver to Gallagher a stock certificate evidencing such Common Shares.

       2. The Gallagher Trust hereby transfers to Holdings its 25,000 Ordinary Shares. In exchange for such Ordinary Shares, Holdings shall, upon the execution hereof, issue in the name of the Gallagher Trust 100,000 Common Shares and shall issue and deliver to Minkoff a stock certificate evidencing such Common Shares.

       3. Shields hereby transfers to Holdings his 400,674 Ordinary Shares. In exchange for such Ordinary Shares, Holdings shall, upon the execution hereof, issue in the name of Shields 1,602,696 Common Shares and shall issue and deliver to Shields a stock certificate evidencing such Common Shares.

       4. The Shields Trust hereby transfers to European Micro Holdings its 99,326 Ordinary Shares. In exchange for such Ordinary Shares, European Micro Holdings shall, upon the execution hereof, issue in the name of the Shields Trust 397,304 Common Shares and shall issue and deliver to the Shields' Trustees the a stock certificate evidencing such Common Shares.

       5. Each of Gallagher, the Gallagher Trust, Shields, the Shields Trust and Holdings shall execute and deliver or cause to be executed and delivered from time to time hereafter, upon request, all such further documents and instruments, including stock powers, and shall do and perform all such acts as may be reasonably necessary to give full effect to the intent of this Agreement.

       6. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

ATTEST:

                                   /s/ JOHN B. GALLAGHER
                                   ---------------------
                                   John B. Gallagher, individually
------------------------


ATTEST:                            THE GALLAGHER TRUST


                                   /s/ THOMAS H. MINKOFF
---------------------------        ---------------------
                                   Thomas A. Minkoff, as Trustee of
                                   that certain trust created
                                   pursuant to the 1998 Irrevocable
                                   Trust Agreement for the benefit
                                   of the children of John B.
                                   Gallagher
ATTEST:


                                   /s/ HARRY D. SHIELDS
                                   --------------------
                                   Harry D. Shields, individually
---------------------------


ATTEST:                            THE SHIELDS TRUST


                                   /s/ STUART S. SOUTHARD
----------------------------       ----------------------
                                   Stuart S. Southard, as
                                   Co-Trustee of the Henry Daniel
                                   Shields 1997 Irrevocable
                                   Educational Trust


                                   /s/ ROBERT H. TRUE
                                   -----------------------
                                   Robert H. True, as Co-Trustee of
                                   the Henry Daniel Shields 1997
                                   Irrevocable Educational Trust


ATTEST:                            EUROPEAN MICRO HOLDINGS, INC.


                                   By: /s/ JOHN B. GALLAGHER
---------------------------        -------------------------
                                   Name:  John B. Gallagher
                                   Title:  Co-Chairman


                                       3